UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2017

MicroChannel Technologies Corporation

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-146404	98-0539775
(Commission File Number)	(IRS Employer Identification No.)

1919 NW 19th Suite 302	33311
(Address of Principal Executive Offices)	(Zip Code)

 954-551-7701

(Registrant’s telephone number, including area code)

10632 Little Patuxent Parkway, Suite 406

Columbia, MD 21044

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

(a)(1) Previous independent registered public accounting firm:

Peterson Sullivan LLP:

(i)	On October 5, 2017, Peterson Sullivan LLP (“Peterson”) notified us that it was their intention not to continue as our auditor.
(ii)	Peterson has not issued a report on our financial statements for the past two fiscal years.
(iii)	Our Board of Directors did not participate in Peterson’s decision to not continue as our auditor.
(iv)	During the fiscal years ended August 31, 2017 and 2016, and the interim periods through October 5, 2017, there have been no disagreements with Peterson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that Peterson is aware of or were made known to Peterson, which disagreements if not resolved to the satisfaction of Peterson would have caused them to make reference thereto in a report on our financial statements.
(v)	We have authorized Peterson to respond fully to the inquiries of the successor accountant.
(vi)	During the years ended August 31, 2017 and 2016, and the interim period through October 5, 2017, there have been no reportable events with us as set forth in Item 304(a)(1)(v) of Regulation S-K that Peterson is aware of or were made known to Peterson.
(vii)	We provided a copy of the foregoing disclosures to Peterson prior to filing of this report and requested that Peterson furnish us with a letter addressed to the U.S. Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of any such letter will be filed by amendment to this Current Report on Form 8-K. Copy of such letter is filed as Exhibit 16.2 to this Current Report, and filed as Exhibit 16.1 hereto is the October 5, 2017, letter from Peterson regarding their resignation.

(a)(2) New independent registered public accounting firm:

Boyle CPA, LLC:

On October 10, 2017, we engaged Boyle CPA, LLC (“Boyle”) of Bayville, New Jersey, as our new independent registered public accounting firm. During the fiscal years ended August 31, 2017 and 2016, and prior to October 10, 2017 (the date of the new engagement), we had not consulted with Boyle regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;
(ii)	The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that Boyle concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or
(iii)	Any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively.

ITEM 9.01. Financial Statements and Exhibits.

The exhibits listed in the following exhibit index are filed as part of this Current Report on Form 8-K:

16.1	Letter from Peterson dated October 5, 2017, regarding their resignation (filed herewith).
16.2	Letter from Peterson dated October 12, 2017 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2017

MICROCHANNEL TECHNOLOGIES CORPORATION

By: /s/ Garry McHenry

Garry McHenry

Chief Executive Officer